PROXY                  ENGINEERING MEASUREMENTS COMPANY                  PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                      TO BE HELD NOVEMBER 12, 1999

The undersigned hereby constitutes, appoints and authorizes Charles E. Miller, as the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.01 par value common stock of Engineering
Measurements Company, a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado at 10:00 a.m. local time on November 12, 1999 and at any and all adjournments thereof, for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:
[  ] FOR all nominees listed below (except as marked to the contrary):
[  ] WITHHOLD AUTHORITY to vote for all nominees listed below:
   Charles E. Miller   Walter Kluck   Thomas G. Miller   William A. Ringer
(Instructions: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2. To vote on a proposal to adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 5,000,000 shares to 15,000,000 shares
  [ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.
-----------------------------------------------------------------------------
The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Company's Annual Report on Form 10-KSB previously mailed to shareholders. Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney.
                                          Dated:_____________________, 1999

                                          _________________________________
                                          Signature of Shareholder

                                          _________________________________
                                          Joint Owner Signature (if any)

                                          _________________________________
                                          Please indicate change of address

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENGINEERING MEASUREMENTS COMPANY. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                ENGINEERING MEASUREMENTS COMPANY
                       600 DIAGONAL HIGHWAY
                       LONGMONT, CO  80501

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 To be held on November 12, 1999


TO THE SHAREHOLDERS OF ENGINEERING MEASUREMENTS COMPANY:

The Annual meeting of the Shareholders of Engineering Measurements Company, hereinafter referred to as the "Company", will be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado on November 12, 1999, at 10:00 a.m., local time, pursuant to call therefor by the Board of Directors for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified.

2 .  To vote on a proposal to adopt an amendment to the Company's
Articles of Incorporation to increase the number of authorized shares of the Company's common stock from five million to fifteen million.

3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on September 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of The Board of Directors



                              /s/ Charles E. Miller

                              Charles E. Miller, President
                              October 8, 1999





                     YOUR VOTE IS IMPORTANT

Please complete, sign, date and execute and return the enclosed Proxy Card promptly, whether or not you intend to be present at the meeting. Should you decide to attend the meeting and are a shareholder of record, you may vote in person at that time if you so desire. Your attention to the enclosed Proxy Statement furnished by Management and authorized by the Board of Directors is urged. Your proxy may be revoked at any time before it is voted.

                 ENGINEERING MEASUREMENTS COMPANY
                       600 Diagonal Highway
                       Longmont, CO  80501
                          (303) 651-0550

                         PROXY STATEMENT

                FOR ANNUAL MEETING OF SHAREHOLDERS
                 To Be Held on November 12, 1999


The accompanying Proxy is solicited by the Board of Directors of Engineering Measurements Company, a Colorado corporation, hereinafter called the "Company," for use at the Annual Meeting of Shareholders to be held on Friday, November 12, 1999 at 10:00 a.m. local time, at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado 80501, and at any recesses or adjournments thereof. This Proxy Statement and the accompanying Proxy Card and Proxy Notice materials are being mailed to shareholders on or about October 8, 1999.

The Proxy may be revoked at any time by the shareholder of record before it is exercised. All shares of stock represented by valid
Proxies received prior to the meeting pursuant to this solicitation and not revoked before they are exercised will be voted. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with such specification. Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote FOR the election of the four persons nominated to serve as directors of the Company and FOR the adoption of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 5,000,000 shares to 15,000,000 shares. Abstentions received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether the requisite vote has been obtained for the proposal. Broker non-votes with respect to a particular proposal will not be counted for purposes of either determining whether a quorum is present at the Meeting or determining whether the requisite vote for such proposal has been obtained. The giving of a proxy will not affect a shareholder of record's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Company's secretary, or by attending the meeting and voting in person.

The Board of Directors recommends a vote FOR the election of Directors and FOR the adoption of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 5,000,000 shares to 15,000,000 shares.


PERSONS MAKING THE SOLICITATION

This Proxy is solicited by the Board of Directors of the Company. In addition to the solicitation of Proxies by mail, certain of the officers or employees of the Company, without extra remuneration, may solicit Proxies personally or by telephone, facsimile, telegraph or cable. The total expense of such solicitation will be borne by the
Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expense in forwarding solicitation material regarding the meeting to beneficial owners.

REQUIRED VOTE FOR EACH PROPOSAL

The four nominees for director receiving the highest number of votes cast by shareholders of the Company entitled to vote thereon, assuming that a quorum of a majority (a "Quorum") of the outstanding shares of common stock of the Company entitled to vote at the Meeting is present in person or by proxy, will be elected to serve on the Board of Directors. The proposal to increase the authorized number of shares will be adopted if it is approved by a majority of the shares of common stock issued, outstanding and entitled to vote at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The date for determination of Shareholders entitled to vote at the meeting (the "Record Date") is the close of business on September 24, 1999. On such date there were outstanding 4,067,361 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, each of which is entitled to one (1) vote.

On the Record Date the security ownership of each person who owned of record or beneficially, to the knowledge of the Company, five percent (5%) or more of any class of voting securities of the Company, and of each current Director (and each nominee Director) and of the Officers and Directors (and nominees) as a group was as follows. All information is based on information furnished by each such person. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed.

                      Name of             Amount and Nature        Percent
 Title of Class    Beneficial Owner         of Ownership           of Class

 Common Stock      Charles E. Miller         1,570,026       (1)      38.4


 Common Stock      William A. Ringer           123,625       (2)       3.0


 Common Stock      Saeid Hosseini               89,250       (3)       2.2


 Common Stock      David S. Miller             474,090       (4)      11.7


 Common Stock      Walter Kluck                 29,293       (5)       0.7


 Common Stock      Thomas G. Miller            521,037       (6)      12.7


 Common Stock      Ken Teegardin                41,000       (7)       1.0


 All Directors and Officers as a Group
 (Six Persons)                               2,374,231                55.9






(1) Record and Beneficial; includes 1,543,932 shares of common stock owned directly; and an option to purchase 26,094 shares of common stock under the 1991 Incentive Plan; Mr. Miller has sole voting and investing power on 1,497,057 of the owned shares; the remaining 46,875 shares have shared voting and investment power. Charles E. Miller's business address is 600 Diagonal Highway, Longmont, CO 80501.

(2) Record and Beneficial; includes 98,125 shares of common stock owned with sole voting and investment power; 500 shares with shared voting and investment power; and an option to purchase 25,000 shares of common stock under the 1997 Incentive Plan. William A. Ringer's address is P.O. Box 1018, Wilson, WY 83014.

(3) Record and Beneficial; includes 51,537 shares of common stock owned with sole voting and investment power; an option to purchase 25,213 shares of common stock under the 1991 Incentive Plan; and an option to purchase 12,500 shares of common stock under the 1997 Incentive Plan. Saeid Hosseini's business address is 600 Diagonal Highway, Longmont, CO 80501.

(4) Record and Beneficial; includes 474,090 shares of common stock owned. David Miller has sole voting and investment power for 435,715 of the shares; the remaining 38,375 shares have shared voting and investment power. David Miller is a 5% shareholder but is not an officer or director of the
     Company. David S. Miller's business address is 420 E. Armour, N. Kansas City, MO 64166.

(5) Record and Beneficial; includes 4,293 shares of common stock owned with sole voting and investment power; and an option to purchase 25,000 shares of common stock under the 1997 Incentive Plan. Walter Kluck's business address is P.O. Box 421, Clifton, NJ 07015.

(6) Record and Beneficial; includes 496,037 shares of common stock owned. Tom Miller has sole investment power for 491,787 of the shares; the remaining 4,250 shares have shared voting and investment power ; and an option to purchase 25,000 shares under the 1997 Incentive Plan. Thomas G. Miller's business address is 11725 W. 112th St., Overland Park, KS 66210.

(7) Record and Beneficial; includes an option to purchase 18,500 option to purchase 22,500 shares under the 1997 Incentive Plan. Ken Teegardin's business address is 600 Diagonal Highway, Longmont, CO 80501.


PROPOSAL 1  -  ELECTION OF DIRECTORS

The Bylaws, as amended, provide for a Board of four (4) Directors. Management recommends the election of the nominees listed below as Directors, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Except where otherwise instructed, proxies will be voted for election of all the nominees. If, at the time of the 1999 Annual Meeting of Shareholders, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee or nominees will be required.

The following Table indicates the name of each of the Company's Directors and nominees for Directors, their ages and business experience during the past five (5) years:

                            Year First   Position, Date first held
                            Elected as   and Principal Occupation
                            Director     (For Past Five Years)
Name of Director     Age


Charles E. Miller    61       1967       Chief  Executive Officer,  President,
                                         Director  and Chairman of the  Board;
                                         Member   of   the   Incentive    Plan
                                         Committee; previously President  from
                                         1967 to 1987.

William A. Ringer    65       1978       Director,   Member  of   the   Audit,
                                         Compensation   and   Incentive   Plan
                                         Committees;   Retired  President   of
                                         Granville Phillips Company,  Boulder,
                                         Colorado,  which is not an  affiliate
                                         of  the Company.  Prior to June 1999,
                                         employed by Granville Phillips in  an
                                         executive capacity for more than five
                                         years  prior  to  the  date  of  this
                                         report.

Thomas G. Miller     52       1995       Director,  Member of the Compensation
                                         and  Incentive  Plan Committees;  CEO
                                         and  physician of College Park Family
                                         Care Center of Overland Park, Kansas,
                                         which  is  not  an affiliate  of  the
                                         Company.   Employed by  College  Park
                                         Family  Care  Center in an  executive
                                         capacity  for  more than  five  years
                                         prior to the date of this report.

Walter Kluck         71      1995        Director,   Member  of   the   Audit,
                                         Compensation   and   Incentive   Plan
                                         Committees;    CEO   of    Industrial
                                         Representatives, Inc. of Clifton, New
                                         Jersey, which is not an affiliate  of
                                         the  Company. Employed by  Industrial
                                         Representatives, Inc. in an executive
                                         capacity  for  more than  five  years
                                         prior to the date of this report.

The Board of Directors has standing Audit, Compensation and Incentive Plan Committees. Mr. Ringer and Mr. Kluck constitute the members of the Audit Committee, and Messrs. Thomas Miller, Ringer, and Kluck serve on the Compensation Committee. The Audit Committee reviews financial statements. The Audit Committee met once during the fiscal year ending April 30, 1999. The Compensation Committee meets informally as required to recommend to the Board of Directors the compensation to be paid to the officers of the Company and to recommend to the Board of Directors any other profit sharing and bonus issues that may come before the Board of Directors. The Compensation Committee met once formally during fiscal year 1999. The entire Board of Directors serves as the committee under the Company's 1997 Incentive Plan which provides for equity compensation to officers, directors, shareholders and contractors. Charles Miller, William A. Ringer, Thomas G. Miller and Walter Kluck constitute the members of the Incentive Plan Committee, which met once during the fiscal year ending April 30, 1999.

The Board of Directors held four meetings during the fiscal year ending April 30, 1999. All Directors attended all meetings with the exception of Mr. Ringer who attended three of the four meetings.

All Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually.

None of the Directors have been involved in any litigation or bankruptcy during the past five years.

Charles E. Miller, Thomas G. Miller and David S. Miller are brothers. David S. Miller is one of the Company's investment brokers.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


PROPOSAL 2 - CHANGE IN AUTHORIZED NUMBER OF SHARES

      The Company's Restated Articles of Incorporation currently provide that the Company shall have the authority to issue five million (5,000,000) shares of common stock, having a par value of one cent ($.01) per share. The Board of Directors has unanimously adopted a proposed amendment to the Restated Articles of Incorporation as follows:

          "FOURTH: (a) The aggregate number of shares which the corporation shall have authority to issue shall be fifteen million (15,000,000) shares of common stock, having a par value of one cent ($.01) per share."

Reasons For and Intended Effect of the Proposed Amendment

The Board of Directors believes that the ability to issue additional shares of common stock will provide the Company with valuable flexibility in connection with future acquisitions, equity financings, stock distributions, stock splits, employee benefit plans and other corporate purposes. Any cash sales or other issuances of common stock would be made only on terms the Board of Directors believes to be in the best interest of the Company and its shareholders.

The additional shares of common stock would be issuable by the Company without further authorization by shareholders on such terms as the Company's Board of Directors may lawfully determine. The effect of authorization and issuance of additional shares of common stock (other than on a pro rata basis among holders of common stock) would be to dilute the present voting power of some or all holders of common stock. In some circumstances, issuance of additional shares of common stock could result in the dilution of the net income per share, net book value per share, and voting rights of the shares of common stock currently outstanding. Holders of the Company's common stock have no preemptive rights.

Effect of the Proposed Amendment as to Takeovers

The Board of Directors considers that its evaluation of any takeover bid could be based primarily on a determination of what is in the best interests of the Company and all of its shareholders. Factors influencing that determination may include the resultant effect of the takeover upon the Company's then remaining minority shareholders, its employees, its customers, and the communities in which it serves. The proposed amendment is not being recommended in response to any effort of which the Board of Directors is aware to obtain control of the Company, but rather is being recommended for the corporate reasons outlined above. The proposed amendment will not prevent a takeover that is approved by the members of the Board of Directors.

If adopted, the proposed amendment could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might, in some cases, be beneficial to the Company and its shareholders. Issuance of additional shares could serve to discourage the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, proxy fights and partial tender offers with the use of "two-tiered" pricing. This would serve to increase management's stability, and thereby give it the necessary security to make long range corporate plans, as well as to respond to attempted acquisitions. It could also serve to prevent acquisitions resulting in dissimilar and possibly unfair treatment of the Company's shareholders.

Although the Board of Directors currently has no intention of doing so, shares of authorized, unissued and unreserved common stock could (within the reasons imposed by applicable law) be issued to a holder who might thereby obtain sufficient voting power to ensure that any proposal to remove directors, or any alteration, amendment, or repeal of certain provisions to the Restated Articles of Incorporation, would not receive the shareholder vote required therefor. Accordingly, the power to issue new shares of common stock could enable the Board of Directors to make it more difficult to replace incumbent directors or accomplish certain business combinations opposed by the incumbent Board of Directors.

Vote Required

Adoption of the proposed amendment requires that it be approved by a majority of the Shares of common stock issued, outstanding and entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

The enclosed Proxy provides that each shareholder may specify that his or her shares be voted "FOR" the Amendment to the Restated Articles of Incorporation. At the Annual Meeting, the shares represented by the Proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the Amendment.

EXECUTIVE OFFICERS

The Table below indicates the name of each of the Company's executive officers, their ages and positions, and their business experience during the past five (5) years.

                              Position, Principal
Name of Officer     Age       Occupation (for the past 5 years)

Charles E. Miller   61        Chief  Executive Officer,  President,
                              Chairman of the Board and   Secretary;
                              previously President from 1967 to 1987.


Saeid Hosseini      36        Vice  President  Sales  and Marketing.
                              Previously Product Line  Manager, and
                              Manager  of  Applications  Engineering.
                              Employed  by the Company for more than
                              five years  prior  to  the  date  of
                              this  proxy statement.

Ken H. Teegardin    37        Vice  President  of  Operations.
                              Previously Director of  Manufacturing,
                              employed at the Company since 1995.
                              Employed in a manufacturing management
                              capacity at Johnson Yokogawa Corporation,
                              Newnan,  Georgia,  which  is  not  an
                              affiliate of the Company, for more than five years prior to the date of this proxy statement.

SIGNIFICANT EMPLOYEES

The Table below indicates the name of each of the Company's significant employees, their ages and positions, and their business experience during the past five (5) years.

                                   Position, Principal
Name of Employee         Age       Occupation (for the past 5 years)


John B. Thompson         42        Director of Marketing since August
                                   1999.  Prior to  August  1999,
                                   Controller since August 1992.


Louis T. Yoshida         57        Director of Engineering since January
                                   1995. Employed  as  president, director
                                   of research and development at Innovative
                                   Technology  Corporation,  Longmont,
                                   Colorado, whih is  not an  affiliate of
                                   the Company, for more than five years
                                   prior the date of this proxy statement.


Christopher M. Hurley    42        Controller since August 1999.  Accounting
                                   Manager from  December 1994.  Employed as
                                   Accountant for  Philips  Laser  Magnetic
                                   Storage, Colorado Springs, Colorado, which is not an affiliate of the Company, for more than five years prior to the date of this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and no other officers received compensation over $100,000 for services in all capacities to the Company during the fiscal years ended April 30, 1997, 1998 and 1999:

                   SUMMARY COMPENSATION TABLE

                  Annual Compensation        Long Term Compensation
                                           Awards        Payouts
(a)            (b)     (c)       (d)       (e)          (f)          (g)            (h)
                                           Other                     Securities     All
Name and                                   Annual       Restricted   Underlying    Other
Principal                                  Compen-        Stock      Options/     Compen-
Position       Year    Salary($) Bonus($)  sation($)(1)   Awards($)  SAR's(#)(2)  sation($)(3)
Charles E.     1997    $133,688   $2,651            0            0       12,500        $1,408
and Chairman   1998    $135,000       $0            0      $67,500            0        $1,350
of the Board   1999    $135,000       $0            0            0            0        $1,350

(1) Other Annual Compensation reflects the dollar value of the market price over the exercise price on options exercised.

(2) The Securities Underlying Options reflects the five-for-four stock split that occurred in October 1998.

(3) Other Compensation for Mr. Miller reflects the matching portion of the Company's 401K plan.

Option/SAR Grants in Last Fiscal Year

During fiscal year ending 1999, no stock options were granted to the Chief Executive Officer.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR
                                 Values
     (a)               (b)           (c)          (d)                 (e)

                                               Number of
                                               Securities         Value of Unexercised
                                               Underlying         Unexercised
                                               Unexercised        In-the-Money
                                               Options/SAR's at   Options/SAR's at
                                               FY-End (#)         FY-End ($)

                      Shares
                     Acquired       Value      Exercisable/       Exercisable/
    Name           On Exercise(#)  Realized($) Unexercisable      Unexercisable
Charles E. Miller             0          $0        13,594/0         $24,469/$0
                                                    6,250/0         $12,500/$0
                                                    6,250/0          $9,375/$0


Long-Term Incentive Plans - Awards in Last Fiscal Year

During fiscal year 1999 there were no Long Term Incentive Plans of the Company.


COMPENSATION OF DIRECTORS

Directors who are not employees of the Company received an annual Director's fee of $3,000. This fee is paid whether or not the Director attends meetings of the Board and its Committees.

Under the 1997 Incentive Plan, in fiscal year 1999, non-qualified stock options were granted to purchase 75,000 shares, 25,000 each to William A. Ringer, Walter Kluck, and Thomas G. Miller, exercisable at $3.95 per share and vesting over the period from October 22, 1998 to October 22, 2001.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended April 30, 1998, Mr. Charles Miller converted $353,790 in loans from a stockholder into 345,766 shares of common stock of the Company as provided in the loan agreement.


INDEPENDENT PUBLIC ACCOUNTANTS

Grant   Thornton    served    as    the    Company's    independent
certified public accountants for the year ended April 30, 1999. It is expected that a representative of Grant Thornton will be present at the Annual Meeting of the Shareholders. Such representative will have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

The Securities and Exchange Commission has amended the provisions of Rule 14a-4 under the Securities Exchange Act of 1934 to provide that the Company's proxies solicited in connection with its annual meeting of shareholders, including the 2000 Annual Meeting, may confer discretionary voting authority on Company management with respect to certain types of shareholder proposals that may be raised at the Annual Meeting unless the proposing shareholder notifies the Company at least 45 days prior to the date of mailing the prior year's proxy that such proposal will be made at the meeting.

Any shareholder who wishes to submit a proposal to be considered at the Annual Meeting of the Company's shareholders, to be held after the April 30, 2000 fiscal year end, must submit the proposal to the Company by August 15, 2000 for the proposal to be included in the Proxy Statement for that meeting. Any such proposals should be sent to the Company's principal executive offices at 600 Diagonal Highway, Longmont, Colorado 80501.

OTHER MATTERS

Management is not aware that any matters not referred to in the Proxy
Statement  will  be presented for action at the  meeting.   If  any
other matters properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT

The Company will provide any Shareholder with a copy of its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1999, without charge upon receipt of a written request for such report. Such requests should be addressed to the Company's secretary at 600 Diagonal Highway, Longmont, Colorado 80501. The Annual Report is not a part of this proxy statement.

Longmont, Colorado
October 8, 1999